UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The NYSA Series Trust

(Exact name of registrant as specified in charter)

507 Plum Street Suite 120

Syracuse, New York 13204

(Address of principal executive offices)

(Zip code)

Gregg A. Kidd

Pinnacle Advisors LLC

507 Plum Street Suite 120

Syracuse, New York 13204

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

NYSA TRUST

NYSA FUND

ANNUAL REPORT

MARCH 31, 2009

This report is provided for the general information of the shareholders of the NYSA Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

NYSA FUND

SHAREHOLDER LETTER

MARCH 31, 2009 (UNAUDITED)

Dear Shareholders,

The past year was a rather tumultuous year for the credit and stock markets.  During the fiscal year ended March 31, 2009, a number of negative factors resulted in extraordinarily challenging market conditions.  The effects of the declining real estate market, which began in late 2007, continued throughout 2008.  Complications from the sub-prime mortgage market became widespread, as massive mortgage loan defaults and foreclosures rose, resulting in a substantial decrease in real property values.  With the utilization of excessive leverage at many of the world’s largest investment banks and the fact that many of the markets for these mortgage related securities were illiquid, severe stresses were placed on many of the financial institutions balance sheets creating a virtual collapse in the entire global financial system.  Wall Street icons Bear Stearns, Lehman, AIG, Fannie Mae and Freddie Mac are just a few of the once mighty financial institutions that had fallen.  The magnitude and significance of the events in the global financial markets had a sustained and damaging effect on other sectors of the US economy as lending standards tightened and consumer and investor confidence fell to near historic lows.

For the second consecutive year the Nysa Fund had very little exposure to the troubled financial sector,    which proved to be quite beneficial.  The past year’s performance of the Nysa Fund had as much to do with what the Fund didn’t own as it did with what the Fund did hold.  Through out most of last year the Nysa Funds assets were concentrated in large cap discretionary stocks such as Pepsi, McDonalds, Johnson & Johnson and WM Wrigley’s.  The large cap companies held up relatively well throughout most of 2008, finally succumbing to the massive selling pressures in the stock market during the 4th quarter of 2008.  The Nysa Fund’s holdings in medical device and equipment companies, Stryker Inc., St. Jude Medical and CR Bard performed well in early 2008 but declined with the rest of the stock market in the 4th quarter of 2008 and the first quarter of 2009.  The holdings in the small to mid cap stock medical device makers, AngioDynamics and Accuray Inc. under-performed their large cap brethren through most of last year.  Oil service and natural gas companies held by the Nysa Fund, such as Dawson Geophysical and Bolt Technology hurt Fund performance as the stock prices fell in reaction to lower prices and lower demand for energy products.

Amid an especially difficult market environment, the Nysa Fund’s Net Asset Value (NAV) fell by 24.68% as compared to a 39.09% decline in the Standard and Poors 500 Index (S&P 500 Index) and a 40.14% decline in the Morningstar

NYSA FUND

SHAREHOLDER LETTER (CONTINUED)

MARCH 31, 2009 (UNAUDITED)

Mid-Core Index, allowing the Nysa Fund to finish the fiscal year in the top 1% in its category according to Morningstar Inc.  Morningstar Inc. independently evaluates mutual funds and essentially has 9 separate categories for equity mutual funds.  Morningstar Inc. determines the placement category for each mutual fund that it analyzes.  It should be noted that the quarter ended March 31, 2009 was the seventh consecutive quarter that the Nysa Fund outperformed the S&P 500 Index.  As stated in last years letter, positive relative performance is certainly a good thing and it remains a goal of this manager to continue these various stock market indices but positive real returns will remain the overriding goal for this year as well as future years.

Michael M. Samoraj, Portfolio Manager

NYSA FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2009

FUND/INDEX                        1-YEAR        5-YEAR     SINCE INCEPTION

                       NYSA Fund (1)                   (24.68)%        (7.22)%                 (3.20)%

                       S&P 500 Index (2)               (38.09)%        (4.76)%                   2.12%

*Initial public offering of shares was May 12, 1997.

(1)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on May 12, 1997, after deducting the maximum sales charge of 4.75%($10,000 investment minus $475 sales charge = $9,525).  Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

(2)  The sales charge schedule which had been in effect since the Fund’s inception on Mary 12, 1997, was eliminated on April 1, 2005. During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge.  A new sales charge schedule was implemented on May 14, 2007.  The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Past performance is not predictive of future performance.

NYSA FUND

GRAPHICAL ILLUSTRATION

MARCH 31, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

NYSA FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Shares		Value

COMMON STOCK - 94.55%

Bank & Thrift - 1.55%
3,000	Hancock Bank & Thrift Opportunity Fund	$ 32,250

Beverages - 11.16%
4,500	Pepsico, Inc.	231,660

Canned Fruit & Vegetable Preserves - 9.96%
4,000	H.J. Heinz Co.	132,240
2,000	JM Smucker Co.	74,540
		206,780
Electric Services - 8.54%
1,252,000	McKenzie Bay International Ltd. *	100,160
1,000,000	McKenzie Bay International Ltd. + *	70,000
10,000	US Geothermal, Inc. *	7,100
		177,260
Electronic & Other Electrical Equipment - 2.92%
6,000	General Electric Co.	60,660

Grain Mill Products - 6.00%
2,500	General Mills, Inc.	124,700

Industrial Organic Chemicals - 0.07%
20,000	Global Green Solutions, Inc. *	1,440

Instruments for Measuring Electricity - 0.82%
14,000	Aehr Test Systems *	17,080

Measuring & Controling Devices - 1.87%
2,977	Oyo Geospace Corp. *	38,880

Miscellaneous Electrical Machinery - 1.98%
17,000	Advanced Battery Technologies, Inc. *	36,380
2,000	Fuelcell Energy, Inc. *	4,800
		41,180

* Non-income producing securities during the period.

+ Restricted Security - See Note 5.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2009

Shares		Value
Miscellaneous Plastic Products - 0.48%
20,000	Lightwave Logic, Inc. *	10,000

National Commercial Banks - 2.30%
2,000	Community Bank System, Inc.	33,500
1,000	Wells Fargo & Co.	14,240
		47,740
Newspapers, Printing & Publishing - 0.02%
3,900	Gatehouse Media, Inc. *	324

Oil & Gas Field Machinery & Equipment - 5.14%
15,000	Bolt Technology Corp. *	106,650

Oil & Gas Field Exploration Services - 3.27%
200,000	Black Dragon Resources Companies, Inc. *	400
5,000	Dawson Geophysics Co. *	67,500
		67,900
Orthopedic, Prosthetic, Surgical Appliances, & Supplies - 4.59%
1,000	Intuitive Surgical, Inc. *	95,360

Perfumes & Cosmetics - 0.00%
36,500	Tasker Products Corp. *	29

Pharmaceutical Preparations - 11.40%
4,500	Johnson & Johnson	236,700

Railroad Equipment - 2.95%
9,600	Portec Rail Products, Inc.	61,344

Retail Eating - 1.60%
500	Chipotle Mexican Grill, Inc. *	33,190

Security & Commodity Brokers - 1.29%
1,500	NYSE Euronext	26,850

Services-Commercial, Physical & Biological Research - 0.10%
100,000	Power 3 Medical Products, Inc. *	2,100

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2009

Shares		Value
Software - 0.11%
220,000	Nibex, Inc. + *	2,200

Special Industry Machinery - 0.07%
210,000	Surfect Holding, Inc. *	1,470

Sugar & Confectionery Products - 0.45%
1,520	Rocky Mountain Chocolate Factory, Inc.	9,333

Surgical & Medical Instruments - 14.42%
16,000	Accuray, Inc. *	80,480
2,000	Boston Scientific Corp. *	15,900
67,666	Transluminal Technologies LLC + *	202,998
		299,378
Wholesale Industrial Machinery & Equipment - 1.49%
3,000	DXP Enterprises, Inc. *	30,990

TOTAL FOR COMMON STOCK (Cost $2,868,431) - 94.55%		1,963,448

CLOSED END MUTUAL FUND - 0.92%
48,000	Universal Capital Management, Inc. *	19,200
TOTAL FOR CLOSED END MUTUAL FUND (Cost $35,618) - 0.92%		19,200

OTHER INVESTMENTS - NOTES RECEIVABLE - 3.92%
81,356	Espsco LLC. + *	81,356
TOTAL FOR OTHER INVESTMENTS - NOTES RECEIVABLE (Cost $81,356) - 3.92%		81,356

SHORT TERM INVESTMENTS - 3.32%
68,977	Huntington Treasury Money Market IV 0.02% ** (Cost $68,977)	68,977

TOTAL INVESTMENTS (Cost $3,054,382) - 102.71%		2,132,981
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.71)%		(56,371)

NET ASSETS - 100.00%		$ 2,076,610

* Non-income producing securities during the period.

+ Restricted Security - See Note 5.

** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2009.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2009

Assets:
Investments in Securities, at Value (Cost $3,054,382)	$ 2,132,981
Receivables:
Securities Sold	31,318
Dividends and Interest	4,180
Prepaid Expenses	384
Total Assets	2,168,863
Liabilities:
Payables:
Accrued Management Fees	2,800
Securities Purchased	63,428
Other Accrued Expenses	26,025
Total Liabilities	92,253
Net Assets	$ 2,076,610

Net Assets Consist of:
Paid In Capital	$ 8,311,412
Accumulated Undistributed Realized Loss on Investments	(5,313,400)
Unrealized Depreciation in Value of Investments	(921,402)
Net Assets, for 352,276 Shares Outstanding	$ 2,076,610

Net Asset Value and Redemption Price Per Share	$ 5.89

Maximum Offering Price Per Share ($5.89/97.5%)	$ 6.04

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENT OF OPERATIONS

       For the year ended MARCH 31, 2009

Investment Income:
Dividends	$ 75,638
Interest	8,284
Total Investment Income	83,922

Expenses:
Advisory Fees (Note 3)	37,963
Legal Fees	22,093
Transfer Agent Fees	19,224
Compliance Fees (Note 3)	18,100
Audit Fees	12,885
Service Fees (Note 3)	9,459
Miscellaneous Fees	6,870
Custodial Fees	7,033
Trustee Fees	6,460
Nasdaq Fees	484
Registration Fees	3,824
Administrative Fees	1,614
Printing and Mailing	2,769
Insurance	946
Total Expenses	149,724

Net Investment Loss	(65,802)

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(405,751)
Net Change in Unrealized Depreciation on Investments	(661,505)
Realized and Unrealized Loss on Investments	(1,067,256)

Net Decrease in Net Assets Resulting from Operations	$ (1,133,058)

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2009	3/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$(65,802)	$(37,669)
Net Realized Gain (Loss) on Investments	(405,751)	430,149
Unrealized Depreciation on Investments	(661,505)	(531,359)
Net Decrease in Net Assets Resulting from Operations	(1,133,058)	(138,879)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 7)	(987,764)	822,438

Total Increase (Decrease) in Net Assets	(2,120,822)	683,559

Net Assets:
Beginning of Period	4,197,432	3,513,873

End of Period (including undistributed net investment income of $0 and$0, respectively)	$2,076,610	$4,197,432

The accompanying notes are an integral part of these financial statements.

NYSA FUND

FINANCIAL HIGHLIGHTS

	For the Years Ended
	3/31/ 2009	3/31/ 2008	3/31/ 2007	3/31/ 2006	3/31/ 2005

Net Asset Value, at Beginning of Period	$ 7.82	$ 8.06	$ 8.96	$ 8.05	$ 8.95

Income From Investment Operations:
Net Investment Income (Loss) *	(0.12)	(0.07)	(0.10)	(0.11)	(0.13)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.81)	(0.17)	(0.80)	1.02	(0.77)
Total from Investment Operations	(1.93)	(0.24)	(0.90)	0.91	(0.90)

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Period	$ 5.89	$ 7.82	$ 8.06	$ 8.96	$ 8.05

Total Return **	(24.68)%	(2.98)%	(10.04)%	11.30%	(10.06)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$2,077	$4,197	$3,513	$4,673	$4,825
Before Waiver
Ratio of Expenses to Average Net Assets	3.95%	3.36%	3.16%	3.07%	2.69%
After Waiver
Ratio of Expenses to Average Net Assets	3.95%	3.29%	1.98%	1.98%	1.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.74)%	(0.92)%	(1.14)%	(1.32)%	(1.42)%
Portfolio Turnover	245%	286%	64%	122%	97%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

 1.   SIGNIFICANT ACCOUNTING POLICIES

The NYSA Fund (the “Fund”) is a non-diversified series of the NYSA Series Trust (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The Fund seeks to provide long-term capital growth by investing primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

The following is a summary of the Fund's significant accounting policies:

Securities Valuation – Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

FAS 157

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of

NYSA FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2009

inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2009:

                                                                              Investments                  Other Financial

        Valuation Inputs:                                          In Securities                     Instruments

        Level 1

$1,776,427                          $          -

        Level 2

-

        -

        Level 3

     356,554                                      -

             Total                                                           $2,132,981                        $

        -

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

        Distributions to Shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year and are recorded on the ex-dividend date.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the fiscal year ended March 31, 2009 the Fund did not pay any distributions to its shareholders.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates.

Federal Income Taxes – It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on April 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements were to be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

Reclassifications – In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2009, the Fund recorded permanent book/tax differences of $65,802 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $8,962,293 and $9,863,956 respectively, for the year ended March 31, 2009.

3.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement -Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million.  For the year ended March 31, 2009 Advisory fees were $37,963.

For the year ended March 31, 2009 compliance fees of $18,100 were paid to the Fund’s Chief Compliance Officer, who also serves as secretary of the Fund.

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment adviser.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Advisor, were $25,374 for the year ended March 31, 2009.

Implementation of a Service Fee Plan - Effective August 1, 2007, the Fund has adopted a Service Fee Plan, pursuant to which the Fund will incur expenses of up to 0.25% per year of the Fund’s net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse the Underwriter for a portion of its expenses incurred in servicing shareholder accounts.  For the year ended March 31, 2009 $9,459 was paid to the Underwriter, Pinnacle Investments LLC, for reimbursement of expenses in connection with shareholder accounts.

4.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2009, National Financial Services, for the benefit of others, in aggregate owned more than 69% of the Fund.

5.   OTHER INVESTMENTS

Restricted Securities - The investment in 220,000 shares of Nibex, Inc. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $.01 per share after considering certain pertinent factors, including the results of operations of Nibex, Inc. since the date of purchase of July 21, 2003 for $200,000 and the sales price of recent private placement in its common stock. No quoted market price exists for Nibex, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

The investment in 67,666 shares of Transluminal Technologies, Inc. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $3 per share after considering certain pertinent factors, including the results of operations of Transluminal Technologies, Inc. since the date of purchase of September 14, 2007 for $34,000 and the sales price of recent private placement in its common stock. No quoted market price exists for Transluminal Technologies, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

The investment in 1,000,000 shares of McKenzie Bay International Ltd. , common stock, the sale of which is restricted, has been valued by the Board of Trustees at $.07 per share after considering certain pertinent factors including the results of operations of McKenzie Bay International Ltd. since the date of purchase of January 23, 2009 for $50,000 and the sales price of recent private placement in its common stock.  The Board valued the restricted shares at a discount of 10% to 15% of the underlying common shares.  The closing price of MKBY (McKenzie Bay International) common stock as of March 31, 2009 was $.08 per share.  It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

Promissory Note - The company has entered into a promissory note agreement with ESPSCO LLC as of May 1, 2008.  ESPSCO has agreed to repay the face amount of $100,000 along with 12% interest per annum on the unpaid principal balance from July 15, 2008 until paid in full.  As of March 31, 2009, interest income received was $7,483.  The value of the note as of March 31, 2009 is $81,356, the remaining balance of the note receivable.

6.   TAX MATTERS

As of March 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income

$               -

Capital loss carryforward expiring: 3/31/2010+

($1,339,856)

       3/31/2011

($1,498,099)

       3/31/2012

($1,482,962)

       3/31/2014

($   267,408)

($4,588,325)

Post-October capital loss deferrals between

 realized 11/1/08 and 3/31/2009*

                            ($    556,094)

Gross unrealized appreciation on investment securities

$       67,303

Gross unrealized depreciation on investment securities      ($1,155,685)

Net unrealized depreciation on investment securities          ($1,088,382)

Cost of investment securities

 $3,152,386

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

7.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $8,311,412 as of March 31, 2009.  Transactions in capital for the fiscal years ended March 31, 2009 and March 31, 2008 were as follows:

	Year Ended March 31, 2009	Year Ended March 31, 2008
Shares sold	39,982	190,044
Shares redeemed	(224,719)	(88,805)
Net increase (decrease) in shares	(184,737)	101,239

	Year Ended March 31, 2009	Year Ended March 31, 2008
Proceeds from sale of shares	$307,632	$1,537,255
Cost of shares redeemed	(1,295,396)	(714,817)
Net increase (decrease) in capital share transactions	$(987,764)	$822,438

8.   NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NYSA FUND

AUDITOR’S OPINION

MARCH 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

Nysa Fund

We have audited the accompanying statement of assets and liabilities of Nysa Fund, (the "Fund"), a series of the Nysa Trust, (formerly known as the New York Equity Fund, a series of the New York State Opportunity Funds), including the schedule of investments, as of March 31, 2009 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nysa Fund as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
May 29, 2009

NYSA FUND

EXPENSE ILLUSTRATION

MARCH 31, 2009 (UNAUDITED)

Expense Example

As a shareholder of the NYSA Fund, you incur the following costs: management fees, transfer agent fees, custodian fees and other fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2008 through March 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period*
	October 1, 2008	March 31, 2009	October 1,2008 to March 31,2009

Actual	$1,000.00	$734.41	$17.08
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,005.24	$19.75

* Expenses are equal to the Fund's annualized expense ratio of 3.95% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NYSA FUND

TRUSTEES & OFFICERS

MARCH 31, 2009 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Joseph Masella One Unity Plaza at Franklin Square, Syracuse, NY Age: 59	Trustee	Since February 1997	1	Executive Vice President and a Director of Unity Mutual Life Insurance Company
John R. Dobeck 8181 Cranes Watch Circle, Baldwinsville, NY Age: 54	Trustee	Since April 2007	1	President of Stainless and Aluminum Division for Macsteel from April 1988 to present.
Mark E. Wadach 110 Treeland Circle, Syracuse, NY Age: 58	Trustee	Since February 1997	1

Sales Representative/Consultant for Upstate Utilities & Consultants from November 2007 to present. Sales Representative for Morabito Gas & Electric Company from October 2000 to November 2007, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

NYSA FUND

TRUSTEES & OFFICERS (CONTINUED)

MARCH 31, 2009 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Gregg A. Kidd [1] 507 Plum St. Syracuse, NY Age: 47	President and Trustee	Since November 1996	1	President of Pinnacle Investments, Inc. and Pinnacle Advisors LLC.
Daniel F. Raite 507 Plum St. Syracuse, NY Age:61	Treasurer	Since November 1996	1	Vice President of Pinnacle Investments, Inc. and CCO for Pinnacle Advisors LLC
Michael Samoraj 507 Plum St. Syracuse, NY Age:50	Chief Compliance Officer, Secretary	Since October 2004 Since April 2003	1	Registered representative and principal for Pinnacle Investments Inc.

1 Gregg A. Kidd is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

NYSA FUND

ADDITIONAL INFORMATION

MARCH 31, 2009 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - Each year the Board of Trustees, including a majority of the Independent Trustees, is required to determine whether to renew the investment advisory agreement pursuant to which Pinnacle Advisors, LLC (“Adviser”) provides investment advisory services to the Fund (“Agreement”).  The 1940 Act requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreement.  In connection with the Board’s consideration of the Agreement on March 20, 2009, the Adviser provided the Board with information relating to the following factors:  (i) the nature, quality and extent of the Adviser’s services; (ii) the investment performance of the Fund; and (iii) the fees and expenses of the Fund.  The Board was aware that there are alternatives to renewing the Agreement.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with reports of

NYSA FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2009 (UNAUDITED)

the Adviser over the course of the preceding year, as well as the many previous years that the Adviser and Board of Trustees has been in existence. The Trustees concluded that the quality and responsiveness of the Adviser’s services were superior to or comparable to peer group advisers when considering fees charged for a fund with comparable level of assets. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Trustees concluded that the staff and senior management of the Adviser were experienced industry professionals that were performing their functions in a capable manner through a volatile period in the equities market. The quality of the administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers were considered in light of the Fund’s compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund’s independent public accountants in periodic meetings with the Trust’s Audit Committee.

The Trustees found the responsiveness of the Advisor’s administrative services to be satisfactory. The Trustees also considered the business reputation of the Adviser and its financial resources and found that they were satisfactory. In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered the information provided by the Adviser concerning the Adviser’s profitability with respect to advisory services provided to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to the advisory fees. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services there under.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2009                       $ 11,500

            FY 2008                       $ 10,500

(b)        Audit-Related Fees

                                                Registrant

            FY 2009                       $ 0

            FY 2008                       $ 0

(c)        Tax Fees

            FY 2009                       $ 1,500

            FY 2008                       $ 1,400

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 12, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The NYSA Series Trust

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 5, 2009

By /s/Daniel F. Raite

*Daniel F. Raite

Chief Financial Officer

Date June 5, 2009

* Print the name and title of each signing officer under his or her signature.